UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 20, 2004
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                              THINKING TOOLS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                     000-21295                   77-0436410
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(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)               File Number)          Identification Number)

              200 Park Avenue, Suite 3900, New York, New York 10166
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (212) 808-7474
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Item 1. Changes in Control of Registrant.

      On February 20, 2004, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of February 19, 2004, by and among Thinking Tools, Inc. (the "Company"), GVI Security, Inc. ("GVI"), and GVI Security Acquisition Corp., a newly formed wholly-owned subsidiary of the Company ("Acquisition Corp."), GVI merged (the "Merger") with Acquisition Corp., becoming the Company's wholly-owned subsidiary. A copy of the Merger Agreement has been filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

      In the Merger, the former stockholders of GVI were issued an aggregate of 1,000,000 shares of the Series E Convertible Preferred Stock of the Company ("Series E Stock"). Each share of Series E Stock is convertible into 1,833.948 shares of the Company's common stock, so that the shares of Series E Stock issued in the Merger are convertible into an aggregate of approximately 1,833,948,000 shares of the Company's common stock, constituting approximately 99.5% of the outstanding shares of the Company's common stock outstanding following the Merger (and approximately 95.3% of the outstanding shares of the Company's common stock outstanding following the Merger assuming the conversion of all other outstanding shares of the Company's preferred stock). The shares of Series E Stock will automatically convert into shares of the Company's common stock on the date the Company files an amendment to its Certificate of Incorporation increasing the authorized number of shares of its common stock and/or effecting a reverse stock split so that the Company has a sufficient number of authorized and unissued shares of common stock so as to permit the conversion of all outstanding shares of Series E Stock and all other convertible securities of the Company. A copy of the Certificate of Designations, Powers, Preferences and Rights of the Series E Stock has been filed as Exhibit 4.1 to this Report and is incorporated herein by reference.

      The two largest stockholders of GVI prior to the Merger were William Teitelbaum ("Teitelbaum"), who owned approximately 47.8% of GVI's common stock, and GVI Acquisition LLC ("Acquisition LLC"), which owned approximately 38.3% of GVI's common stock. As a result of the Merger, Teitelbaum and Acquisition LLC were respectively issued 478,260.86 and 382,608.68 shares of Series E Stock, so that (i) Teitelbaum beneficially owns 877,105,548 shares of the Company's common stock, constituting approximately 47.2% of the outstanding shares of the Company's common stock outstanding following the Merger assuming the conversion of all other outstanding shares of the Company's preferred stock, and (ii) Acquisition LLC beneficially owns 701,684,423 shares of the Company's common stock, constituting approximately 37.8% of the outstanding shares of the Company's common stock outstanding following the Merger assuming the conversion of all other outstanding shares of the Company's preferred stock.

      Acquisition LLC is a California limited liability company, whose sole managers, Fred Knoll and David Weiner, are directors of the Company. The sole members of Acquisition LLC are Woodman Management Corporation ("WMC"), which has a 47.5% membership interest in Acquisition LLC, and Europa International, Inc. ("Europa"), which has a 52.5% membership interest in Acquisition LLC. David Weiner controls WMC and is its sole stockholder. Fred Knoll is the principal of Knoll Capital Management, L.P., which is the investment manager for Europa.


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Item 2. Acquisition or Disposition of Assets.

      Pursuant to the Merger Agreement, on February 20, 2004, the Company acquired all of the outstanding capital stock of GVI by effecting the Merger. As a result of the Merger, the business of GVI is now the Company's only business. GVI is the exclusive distributor of Samsung Electronics video security products in both North and South America and the Caribbean, and distributes video surveillance and other security products to wholesale distributors and consumers. GVI's security products include both proprietary GVI solutions and Samsung Electronics components.

      In the Merger, the former stockholders of GVI were issued an aggregate of 1,000,000 shares of the Series E Stock. Each share of Series E Stock is convertible into 1,833.948 shares of the Company's common stock, so that the 1,000,000 shares of Series E Stock issued in the Merger are convertible into an aggregate of approximately 1,833,948,000 shares of the Company's common stock. In addition, pursuant to the Merger Agreement, certain employees and directors of GVI were issued options to purchase an aggregate of approximately 183,394,800 shares of the Company's common stock under the Company's 2004 Long-Term Incentive Plan (the "Stock Option Plan") adopted by the Company's Board of Directors prior to the Merger, in exchange for the cancellation of options to purchase shares of GVI's common stock held by such persons prior to the Merger. The Merger consideration was determined by the Company's Board of Directors after negotiation with GVI. The Stock Option Plan provides for the issuance of up to 386,094,320 shares of the Company's common stock pursuant to stock options and other common stock based awards granted under the Stock Option Plan.

      Approximately 38.3% of the outstanding common stock of GVI prior to the Merger was held by a limited liability company of which Europa is a 52.5% member. Fred Knoll, a director of the Company, and formerly its Chairman, is the principal of Knoll Capital Management, L.P., which is the investment manager for Europa. Immediately prior to the Merger, and as a condition thereto, Europa exchanged a Convertible Demand Grid Note issued by the Company in the principal amount of $1,000,000 for 10,000 shares of the Series D Convertible Preferred Stock ("Series D Stock") of the Company, which shares are convertible into an aggregate of 77,218,860 shares of common stock. Accordingly, immediately prior to the Merger, Europa was the beneficial owner of approximately 88.3% of the Company's outstanding common stock. The shares of Series D Stock will automatically convert into shares of the Company's common stock on the date the Company files an amendment to its Certificate of Incorporation increasing the authorized number of shares of its common stock and/or effecting a reverse stock split so that the Company has a sufficient number of authorized and unissued shares of common stock so as to permit the conversion of all outstanding shares of the Series D Stock and all other convertible securities of the Company. A copy of the Certificate of Designations, Powers, Preferences and Rights of the Series D Stock has been filed as Exhibit 4.2 to this Report and is incorporated herein by reference.


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      Were the shares of Series D Stock and Series E Stock converted into shares of the Company's common stock in accordance with their terms, the Company would have outstanding approximately 1.9 billion shares of common stock.

      In connection with the Merger, and pursuant to the Merger Agreement, the Company entered into a Registration Rights Agreement with the former stockholders of GVI, Europa and Thinking Technologies, L.P., pursuant to which the Company agreed to register (i) the shares of the Company's common stock issuable upon conversion of the Series D Stock and Series E Stock, and (ii) the shares of the Company's common stock held by Thinking Technologies, L.P. A copy of the Registration Right Agreement has been filed as Exhibit 2.2 to this Current Report and is incorporated herein by reference.

      Pursuant to the Merger Agreement, the Company has agreed to file with the Securities and Exchange Commission, as soon as practicable, and in no event later than twenty (20) business days after the date of the Merger, a Proxy Statement and/or Information Statement in connection with the requisite approval and adoption of (i) an amendment to the Company's certificate of incorporation so that the Company shall have sufficient shares of unissued common stock so as to permit the conversion of all of the Series D Stock, Series E Stock and all other convertible securities of the Company (the "Charter Amendment"), and (ii) the Stock Option Plan.

      As a condition to the Company consummating the Merger, the holders of a majority of GVI's shares of common stock outstanding prior to the Merger entered into a Voting Agreement pursuant to which such holders have agreed, among other things, to vote in favor of the Charter Amendment and the adoption of the Stock Option Plan. A copy of the Voting Agreement has been filed as Exhibit 2.3 to this Current Report and is incorporated herein by reference.

Item 5. Other Events and Required FD Disclosure.

New Directors and Officers

      On February 17, 2003 the following eight directors joined the Company's Board of Directors:

      o Howard Safir, the former New York City Police Commissioner, who will serve as the Company's Chairman. Mr. Safir has 35 years of experience in law enforcement. Most recently, Mr. Safir served as Police Commissioner of New York City from 1996 to 2000. Mr. Safir began his law enforcement career in 1965 as a special agent assigned to the New York office of the Federal Bureau of Narcotics, a forerunner of the Drug Enforcement Administration (DEA). He advanced through the ranks of the DEA and in 1977 was appointed its Assistant Director. Later, he advanced to other high level positions in the federal government and in 1994 became New York City's 29th Fire Commissioner.

      o Nazzareno Paciotti, who previously was the President of Pinkerton Consulting & Investigations Division, a global provider of security consulting, investigations and business risk services, and Chief Financial Officer of Kroll Inc., will serve as the Company's Chief Executive Officer and Chief Financial Officer.


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

      o Thomas Wade, a founder of GVI and its President and Chief Executive Officer, who will become the President and Chief Operating Officer of the Company. Mr. Wade has 15 years of experience in the security industry, including positions in senior sales management at both National Guardian and Ultrak, a closed circuit television manufacturer, which is now part of Honeywell International, Inc.

      o Joseph R. Rosetti, formerly the Vice Chairman of Kroll Associates. Prior to his position at Kroll, Mr. Rosetti was Security Director of IBM.

      o Dan Altobello, a former Chairman of Onex Food Services, Inc., one of the largest airline catering companies in the world. Mr. Altobello currently sits on several public company boards including Mesa Air Group, World Airways, Inc., American Management Systems, Inc. and Friedman, Billings and Ramsey Inc., an investment bank.

      o Richard Berman, who has 35 years of venture capital, management and mergers and acquisitions experience. Mr. Berman currently serves as chairman of the board of two privately-held companies and is a director of four public companies: International Microcomputer Software, International Commerce Corporation, of which he formerly was Chairman and Chief Executive Officer, NexMed, Inc. and MediaBay, Inc.

      o David Weiner, who has more than 20 years of experience in business consulting. Currently, Mr. Weiner is an executive in charge of marketing and sales for W-Net, Inc., an investment and consulting firm he founded. Mr. Weiner was a director of GVI prior to the Merger.

      o Bruce Galloway, who is currently the Chairman of International Microcomputer Software, Inc. He also serves as a director of Ford Industries, Inc. and Datametrics, Inc. Mr. Galloway has more than ten years of experience in the financial securities business and is currently a managing member of Galloway Capital Management, as well as a managing director of Burnham Securities, a New York-based investment bank. Previously, Mr. Galloway was a senior vice president at the global investment bank, Oppenheimer & Company.

      In connection with their appointment, options to purchase an aggregate of 169,000,000 shares of the Company's common stock were granted under the Stock Option Plan to the persons named above (other than Mr. Wade, who received options to purchase common stock under the Merger Agreement as described in Item 2 above).

Board Approval of Amendments to Certificate of Incorporation

      On February 26, 2004, in accordance with the Company's obligations under the Merger Agreement, the Company's Board of Directors approved amendments to the Company's Certificate of Incorporation that would (i) increase the authorized shares of the Company's common stock to 75,000,000, and (ii) effect a one-for-65 reverse stock split of the outstanding shares of the Company's common stock. Subject to obtaining stockholder approval and making the requisite filings with the Securities and Exchange Commission, the Company will file a Certificate of Amendment to the Company' Certificate of Incorporation with the Secretary of State of the State of Delaware giving effect to such amendments. Upon such filing, all outstanding shares of Series D Stock and Series E Stock would automatically convert into shares of the Company's common stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

         It is impracticable to provide the required financial statements for GVI. The required financial statements will be filed in an amendment to this Current Report on Form 8-K not later than 60 days after the date on which this initial report on Form 8-K must be filed.

(b) Pro Forma Financial.

         It is impracticable to provide the required pro forma financial information for the Company and GVI at this time. The required pro forma financial information will be filed in an amendment to this Current Report on Form 8-K not later than 60 days after the date on which this initial report on Form 8-K must be filed.

(c) Exhibits.

Exhibit 2.1 Agreement and Plan of Merger, dated as of February 19, 2004, by and among Thinking Tools, Inc., GVI Security, Inc., and GVI Security Acquisition Corp.

Exhibit 2.2 Registration Rights Agreement, dated as of February 19, 2004, by and among the Company and the stockholders of the Company party thereto.

Exhibit 2.3 Voting Agreement, dated as of February 19, 2004, by certain stockholder of GVI Security, Inc. in favor of GVI Acquisition LLC.

Exhibit 4.1 Certificate of the Designations, Powers, Preferences and Rights of the Series E Convertible Preferred Stock of Thinking Tools, Inc.

Exhibit 4.2 Certificate of the Designations, Powers, Preferences and Rights of the Series D Convertible Preferred Stock of Thinking Tools, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 27, 2004

                                               THINKING TOOLS, INC.

                                               By:  /s/ Nazzareno Paciotti
                                                  ------------------------------
                                                  Name:  Nazzareno Paciotti
                                                  Title: Chief Executive Officer
                                                  and Chief Financial Officer


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                                  EXHIBIT INDEX

No.          Description

Exhibit 2.1 Agreement and Plan of Merger, dated as of February 19, 2004, by and among Thinking Tools, Inc., GVI Security, Inc., and GVI Security Acquisition Corp.

Exhibit 2.2 Registration Rights Agreement, dated as of February 19, 2004, by and among the Company and the stockholders of the Company party thereto.

Exhibit 2.3 Voting Agreement, dated as of February 19, 2004, by certain stockholder of GVI Security, Inc. in favor of GVI Acquisition LLC.

Exhibit 4.1 Certificate of the Designations, Powers, Preferences and Rights of the Series E Convertible Preferred Stock of Thinking Tools, Inc.

Exhibit 4.2 Certificate of the Designations, Powers, Preferences and Rights of the Series D Convertible Preferred Stock of Thinking Tools, Inc.


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